                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.   PALOGIC VALUE FUND, L.P.

        Item                            Information

        Name:                           Palogic Value Fund, L.P.

        Address:                        5310 Harvest Hill Road, Suite 110,
                                        Dallas, TX 75230

        Designated Filer:               Ryan L. Vardeman

        Date of Event Requiring         March 9, 2020
        Statement (Month/Day/Year):

        Issuer Name and Ticker or       BSQUARE Corporation [BSQR]
        Trading Symbol:

        Relationship of Reporting       Member of 10% Group
        Person(s) to Issuer:

        If Amendment, Date Original     Not Applicable
        Filed (Month/Day/Year):

        Individual or Joint/Group       Form filed by More than One
        Filing:                         Reporting Person

        Signature:                      By:    Palogic Value Management, L.P.
                                        Its:   General Partner

                                        By:    Palogic Capital Management, LLC
                                        Its:   General Partner

                                        By:    /s/ Ryan L. Vardeman
                                               ---------------------------------
                                        Name:  Ryan L. Vardeman
                                        Title: Sole Member
                                        Date:  March 11, 2020

2.   PALOGIC VALUE MANAGEMENT, L.P.

        Item                            Information

        Name:                           Palogic Value Management, L.P.

        Address:                        5310 Harvest Hill Road, Suite 110,
                                        Dallas, TX 75230

        Designated Filer:               Ryan L. Vardeman

        Date of Event Requiring         March 9, 2020
        Statement (Month/Day/Year):

        Issuer Name and Ticker or       BSQUARE Corporation [BSQR]
        Trading Symbol:

        Relationship of Reporting       Member of 10% Group
        Person(s) to Issuer:

        If Amendment, Date Original     Not Applicable
        Filed (Month/Day/Year):

        Individual or Joint/Group       Form filed by More than One Reporting
        Filing:                         Person

        Signature:                      By:    Palogic Capital Management, LLC
                                        Its:   General Partner

                                        By:    /s/ Ryan L. Vardeman
                                               ---------------------------------
                                        Name:  Ryan L. Vardeman
                                        Title: Sole Member
                                        Date:  March 11, 2020

3.   PALOGIC CAPITAL MANAGEMENT, LLC

        Item                            Information

        Name:                           Palogic Capital Management, LLC

        Address:                        5310 Harvest Hill Road, Suite 110,
                                        Dallas, TX 75230

        Designated Filer:               Ryan L. Vardeman

        Date of Event Requiring         March 9, 2020
        Statement (Month/Day/Year):

        Issuer Name and Ticker or       BSQUARE Corporation [BSQR]
        Trading Symbol:

        Relationship of Reporting       Member of 10% Group
        Person(s) to Issuer:

        If Amendment, Date Original     Not Applicable
        Filed (Month/Day/Year):

        Individual or Joint/Group       Form filed by More than One Reporting
        Filing:                         Person

        Signature:                      By:    /s/ Ryan L. Vardeman
                                               ---------------------------------
                                        Name:  Ryan L. Vardeman
                                        Title: Sole Member
                                        Date:  March 11, 2020